SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

Date of report (Date of earliest event reported)  February 11, 2004
                                                  ------------------------------

                         THE FIRST AMERICAN CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)

California                                 0-3658                     95-1068610
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission                (IRS Employer
of Incorporation)                       File Number)         Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
                                                    ----------------------------

                                 Not Applicable.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Exhibits.


Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release.


Item 12.          Results of Operations and Financial Condition.

         On February 11, 2004, The First American Corporation announced its financial results for the fourth quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

         The information in this current report and the exhibit hereto is being "furnished" pursuant to Item 12 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE FIRST AMERICAN CORPORATION



Date: February 11, 2004             By:       /s/ Thomas A. Klemens
                                       -----------------------------------------
                                        Name:    Thomas A. Klemens
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                                                  EXHIBIT 99.1

             THE FIRST AMERICAN CORPORATION REPORTS RECORD RESULTS
                   FOR THE FOURTH QUARTER AND FULL YEAR 2003
              - Net Income for the Quarter Increases 14 Percent -


SANTA ANA, Calif., Feb. 11, 2004 - The First American Corporation (NYSE: FAF), the nation's largest data provider, today announced all-time record results for the fourth quarter and year ended Dec. 31, 2003:

                                         Three Months Ended                     Twelve Months Ended
                                             December 31                            December 31
                                 -----------------------------------    -----------------------------------
                                       2003              2002                2003              2002
                                 -----------------------------------    -----------------------------------
Total revenues                   $ 1.61 billion    $ 1.37 billion       $ 6.21 billion   $ 4.70 billion
Income before income taxes
    and minority interests       $174.7 million    $152.3 million       $838.7 million   $449.9 million
Net income                       $ 94.1 million    $ 82.8 million       $451.0 million   $234.4 million
Net income per diluted share             $1.07             $1.01                $5.22             $2.92


Summary of Operations
     "2003 was an exceptionally strong year," stated Parker S. Kennedy, president and chief executive officer of The First American Corporation. "In our real estate-related businesses, continued low interest rates generated record home sales and mortgage originations paving the way for First American's record results in the company's Financial Services and Information Technology groups. Our other businesses, such as subprime credit information, screening information, auto credit and other data products, respond to different cycles and generally will experience strong sales as the national economy improves."

                                     -more-

Quarterly Financial Highlights

Financial Services Group:

     o Revenues for the fourth quarter 2003 were $1.21 billion, an increase of 14.1 percent when compared with $1.06 billion for the fourth quarter of 2002.

     o Pretax income was $109.3 million, a decrease of 1.4 percent when compared with $110.8 million in the prior year quarter.

     o Pretax margins declined to 9.0 percent compared with 10.4 percent for the fourth quarter 2002.

Information Technology Group:

     o Revenues for the fourth quarter 2003 were $394.7 million, an increase of 26.6 percent when compared with $311.8 million for the prior year quarter.

     o Pretax income was $90.8 million, an increase of 18 percent when compared with $77.0 million in the prior year quarter.

     o Pretax margins declined to 23 percent compared with 24.7 percent for the fourth quarter 2002.

2004 Outlook
     Kennedy continued: "On the real estate side of our company, as our mix of business has shifted to residential resale and builder business and away from heavy refi activities, 2004 will follow a typical seasonal pattern not seen in the past 2 1/2 years. Our first quarter will be slow due to weather conditions, with improvements beginning in the spring and summer months. Looking ahead, we believe 2004 in total will be another strong year enhanced by our FAST technology solutions, off-shore production, data leverage and bundling of products and services, resulting in opportunities to increase market share and deliver solid bottom-line results.
     "Our recent acquisition of Transamerica's tax and flood businesses positively impacted our fourth-quarter results. The integration is ahead of schedule. The combination of the Transamerica businesses with our existing tax service and flood certification divisions creates the dominant provider in each product line.
     "As First American becomes more widely recognized as the leading provider of data and information to the real estate, business, automobile and consumer industries, we expect to fully maximize shareholder value."

                                     -more-

Teleconference/Webcast
     First American's fourth-quarter and year-end results will be discussed in more detail on Wednesday, Feb.11, 2004, at 10 a.m. EST via teleconference. The dial-in number is (888) 955-3516 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web Site at www.firstam.com/investor. An audio replay of the conference call will be available through Feb. 17, 2004, by dialing (402) 344-6816. An audio archive of the call will also be available for replay on First American's Web site. In addition, a copy of the fourth quarter and 2003 year end earnings release, including the financial information contained herein, will be available on the company's Web site at www.firstam.com/news.

About First American
     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's largest data provider, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $6.2 billion in 2003, First American has nearly 30,000 employees in approximately 1,400 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

Forward-Looking Statements

     Certain statements made in this press release, including those related to business in 2004, business in the first quarter of 2004, and shareholder value are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2002, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                      (Additional Financial Data Follows)

                                     -more-

                                                     Summary of Earnings
                                          (in thousands, except per share amounts)


                                                             Three Months Ended                   Twelve Months Ended
                                                                 December 31                          December 31
                                                      ---------------------------------   ---------------------------------
                                                            2003             2002               2003             2002
                                                      ---------------------------------   ---------------------------------
Total revenues                                           $1,612,066       $1,374,391         $6,213,714       $4,704,209
Income before income taxes and minority interests        $  174,717       $  152,272         $  838,722       $  449,907
Income taxes                                             $   60,800       $   49,800         $  292,000       $  149,900
Minority interests                                       $   19,798       $   19,660         $   95,700       $   65,640
Net income                                               $   94,119       $   82,812         $  451,022       $  234,367
Net income per share:
    Basic                                                     $1.20            $1.13              $5.89            $3.27
    Diluted                                                   $1.07            $1.01              $5.22            $2.92
Weighted average shares outstanding:
    Basic                                                    78,288           73,101             76,632           71,594
    Diluted                                                  89,690           83,935             87,775           82,567



                                            Cash Provided by Operating Activities
                                                       (in thousands)

                                                             Three Months Ended                   Twelve Months Ended
                                                                 December 31                          December 31
                                                      ---------------------------------   ---------------------------------
                                                            2003             2002               2003             2002
                                                      ---------------------------------   ---------------------------------
Cash provided by operating activities                    $  172,112       $  210,089         $  831,337       $  540,607



                                             Summary Balance Sheet Information
                                          (in thousands, except per share amounts)

                                                                                           December 31        December 31
                                                                                          -------------      -------------
                                                                                               2003               2002
                                                                                          -------------      -------------
Total stockholders' equity                                                                  $1,879,520         $1,364,589
Book value per share                                                                            $23.84             $18.53



                                            Summary Title Insurance Order Counts
                                                   From Direct Operations

                                                                                                  Three Months Ended
                                                                                                      December 31
                                                                                          ---------------------------------
                                                                                                2003             2002
                                                                                          ---------------------------------
Title orders opened:
     October                                                                                    182,600          236,400
     November                                                                                   142,500          195,600
     December                                                                                   158,700          174,700
                                                                                          ----------------  --------------
       Fourth quarter total                                                                     483,800          606,700
                                                                                          ================  ==============
Title orders closed:
     October                                                                                    162,000          176,500
     November                                                                                   128,800          154,800
     December                                                                                   152,100          165,300
                                                                                          ----------------  --------------
       Fourth quarter total                                                                     442,900          496,600
                                                                                          ================  ==============


                       (Additional Financial Data Follows)

                                     -more-

                             Selected Financial Data
                                   (Unaudited)
                                 (in thousands)

                                                             Three Months Ended                   Twelve Months Ended
                                                                 December 31                          December 31
                                                      ---------------------------------   ---------------------------------
                                                            2003             2002               2003             2002
                                                      ---------------------------------   ---------------------------------
RESULTS OF OPERATIONS
 Revenues
      Operating revenues                              $    1,572,326   $   1,346,241      $    6,072,189   $    4,633,278
      Investment and other income                             23,916          28,586             105,808           89,823
      Net realized investment gains (losses)                  15,824            (436)             35,717          (18,892)
                                                      ---------------------------------   ---------------------------------
                                                           1,612,066       1,374,391           6,213,714        4,704,209
                                                      ---------------------------------   ---------------------------------
 Expenses
      Salaries and other personnel costs                     462,415         432,878           1,799,553        1,523,195
      Premiums retained by agents                            477,107         377,016           1,729,104        1,292,297
      Other operating expenses                               350,156         303,480           1,319,875        1,049,125
      Provision for title losses and other claims             88,298          66,578             324,404          224,589
      Depreciation and amortization                           34,720          23,935             114,424           96,829
      Premium taxes                                           14,721          10,177              51,535           34,658
      Interest                                                 9,932           8,055              36,097           33,609
                                                      ---------------------------------   ---------------------------------
                                                           1,437,349       1,222,119           5,374,992        4,254,302
                                                      ---------------------------------   ---------------------------------
 Income before income taxes and minority interests    $      174,717   $     152,272      $      838,722   $      449,907
                                                      =================================   =================================

OPERATING REVENUES

Financial Services
     Title Insurance and Services:
          Direct operations                           $      543,791   $     532,105      $    2,264,925   $    1,803,775
          Agency operations                                  590,673         461,364           2,138,059        1,589,817
                                                      ---------------------------------   ---------------------------------
                                                           1,134,464         993,469           4,402,984        3,393,592
     Specialty Insurance                                      55,074          42,989             207,287          143,307
     Trust and Other Services                                  8,916           9,396              39,546           41,737
                                                      ---------------------------------   ---------------------------------
                                                           1,198,454       1,045,854           4,649,817        3,578,636
                                                      ---------------------------------   ---------------------------------
Information Technology
     Mortgage Information                                    182,847         142,910             642,684          479,288
     Property Information                                     88,017          75,728             366,271          259,315
     Credit Information                                       53,143          55,148             246,987          215,337
     Screening Information                                    49,865          26,601             166,430          100,702
                                                      ---------------------------------   ---------------------------------
                                                             373,872         300,387           1,422,372        1,054,642
                                                      ---------------------------------   ---------------------------------
Total operating revenues                              $    1,572,326   $   1,346,241      $    6,072,189   $    4,633,278
                                                      =================================   =================================

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS

Financial Services
     Title Insurance and Services                     $      100,667   $     101,932      $      494,946   $      271,720
     Specialty Insurance                                       7,304           6,610              30,125           24,465
     Trust and Other Services                                  1,280           2,293               9,683           13,548
                                                      ---------------------------------   ---------------------------------
                                                             109,251         110,835             534,754          309,733
                                                      ---------------------------------   ---------------------------------
Information Technology
     Mortgage Information                                     65,325          46,604             238,508          146,849
     Property Information                                     22,530          23,389             105,339           71,459
     Credit Information                                        4,726           8,439              64,291           39,266
     Screening Information                                    (1,753)         (1,409)              4,505            2,459
                                                      ---------------------------------   ---------------------------------
                                                              90,828          77,023             412,643          260,033
                                                      ---------------------------------   ---------------------------------
Total before corporate expenses and
   minority interest                                         200,079         187,858             947,397          569,766
     Corporate expense                                        25,362          35,586             108,675          119,859
                                                      ---------------------------------   ---------------------------------
Income before income taxes and minority interests     $      174,717   $     152,272      $      838,722   $      449,907
                                                      =================================   =================================

                                     -more-

                                Segment Margins
                       (in thousands, except percentages)

                                                                     Three Months Ended December 31
                                     ----------------------------------------------------------------------------------------------
                                                Total revenues                          Pretax (A)                    Margins
                                     ------------------------------  ------------------------------  ------------------------------
                                          2003            2002            2003            2002            2003            2002
                                     --------------  --------------  --------------  --------------  --------------  --------------
Financial Services
     Title Insurance and Services    $   1,147,252   $   1,010,195   $      100,667  $      101,932        8.8%           10.1%
     Specialty Insurance                    58,667          45,362            7,304           6,610       12.4%           14.6%
     Trust and Other Services                9,008           9,266            1,280           2,293       14.2%           24.8%
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     $   1,214,927   $   1,064,823   $      109,251  $      110,835        9.0%           10.4%
                                     ==============  ==============  ==============  ==============  ==============  ==============

Information Technology
     Mortgage Information            $     199,327   $     145,398   $       65,325  $       46,604       32.8%           32.1%
     Property Information                   92,552          82,940           22,530          23,389       24.3%           28.2%
     Credit Information                     52,893          56,793            4,726           8,439        8.9%           14.9%
     Screening Information                  49,900          26,648           (1,753)         (1,409)      -3.5%           -5.3%
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     $     394,672   $     311,779   $       90,828  $       77,023       23.0%           24.7%
                                     ==============  ==============  ==============  ==============  ==============  ==============


                                                                     Twelve Months Ended December 31
                                     ----------------------------------------------------------------------------------------------
                                                Total revenues                          Pretax (A)                    Margins
                                     ------------------------------  ------------------------------  ------------------------------
                                          2003            2002            2003            2002            2003            2002
                                     --------------  --------------  --------------  --------------  --------------  --------------
Financial Services

     Title Insurance and Services    $   4,455,238   $   3,437,726   $      494,946  $      271,720       11.1%            7.9%
     Specialty Insurance                   219,837         153,205           30,125          24,465       13.7%           16.0%
     Trust and Other Services               39,645          41,687            9,683          13,548       24.4%           32.5%
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     $   4,714,720   $   3,632,618   $      534,754  $      309,733       11.3%            8.5%
                                     ==============  ==============  ==============  ==============  ==============  ==============

Information Technology
     Mortgage Information            $     668,765   $     485,206   $      238,508  $      146,849       35.7%           30.3%
     Property Information                  390,151         279,754          105,339          71,459       27.0%           25.5%
     Credit Information                    267,074         221,761           64,291          39,266       24.1%           17.7%
     Screening Information                 166,536         100,888            4,505           2,459        2.7%            2.4%
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     $   1,492,526   $   1,087,609   $      412,643  $      260,033       27.6%           23.9%
                                     ==============  ==============  ==============  ==============  ==============  ==============


(A) - Income before income taxes, minority interests and corporate expenses

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